EXHIBIT 10.3

AMENDMENT TO JOINT VENTURE AGREEMENT

THIS AMENDMENT AGREEMENT (the “Amendment Agreement”), is entered into as of this 31st day of October, 2007 (the “Effective Date”).

BETWEEN:

JOURNEY RESOURCES CORP., a corporation existing under the laws of the Province of British Columbia and having an office at #1208 - 808 Nelson Street, Vancouver, British Columbia V6Z 2H2

(hereinafter referred to as “Journey”)

AND:

MINERALES JAZZ S.A. DE C.V., a corporation duly organized pursuant to the laws of Mexico and having an office at Avenida del Mar No. 1022 Oficina 5, Zona Costera, Mazatlan, Sin MEXICO 82149

(hereinafter referred to as “Jazz”, or together with Journey, the “Operator”)

AND:

WITS BASIN PRECIOUS MINERALS INC., a corporation existing under the laws of the State of Minnesota and having an office at 900 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402

(hereinafter referred to as “Wits”)

WHEREAS:

(A) Journey, Jazz and Wits entered into an option agreement (the “Option Agreement”) dated June 28, 2006, among the Operator and Wits, the Operator granted to Wits an exclusive right and option to acquire up to an undivided 50% right, title and interest in and to certain mineral concessions situated in Guerrero State, Mexico (the “Property”); and

(B) Subsequently, the Operator and Wits entered into a joint venture agreement dated December 18, 2006 (the “Joint Venture Agreement”) with respect to their interests in the Option Agreement and Property thereunder.

THIS AMENDMENT AGREEMENT WITNESSES that in consideration of the respective covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereby agree to amend the Joint Venture Agreement as follows:

1. In this Amendment Agreement capitalized terms not otherwise defined herein shall have the meaning given to them in the Share Exchange Agreement.

2. The Joint Venture Agreement be and is hereby amended as follows:

Section 3.1 of the Joint Venture Agreement shall hereby be deleted in its entirety and replaced by the following:

3.1 In addition to making the payment to Journey as described in Section 5.1, Wits’ additional 25% Interest, for a total of a 50% interest, will be subject to the satisfaction of the following conditions:

(a)
pursuant to the Underlying Agreement, on or before January 15, 2007, Wits will issue 500,000 fully paid, non-assessable shares of its common stock to Journey. Such shares will have piggy back rights and will be the subject of a registration statement with the SEC, within 60 days of issuance of same, or within such time as is reasonably practical and mutually agreed by the parties; and

(b)
On or before October 31, 2007, Wits will issue a further 1,600,000 fully paid, non-assessable shares of its common stock to Journey. Such shares will have piggy back rights and will be the subject of a registration statement with the SEC, within ninety (90) days of issuance of same.

2.  Journey, Jazz and Wits hereby agree that this Amendment Agreement be entered into for the sole purpose of amending the above noted Section 3.1 of the Joint Venture Agreement and all other provisions of the Joint Venture Agreement shall remain in full force and effect.

3. This Amendment Agreement shall be construed and interpreted in accordance with the laws in effect in British Columbia and the laws of Canada applicable therein. Any disputes shall be settled in accordance with the Commercial Arbitration Act (British Columbia).

5. This Amendment Agreement may be executed in any number of counterparts, each of which so signed shall be deemed to be an original and shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Agreement effective as of the date first above written.

JOURNEY RESOURCES CORP.

By: /s/ Jatinder (Jack) Bal
Name: Jatinder (Jack) Bal
Title: President & CEO

MINERALES JAZZ S.A. DE C.V.

By: /s/ Jatinder (Jack) Bal
Name: Jatinder (Jack) Bal
Title: President & CEO

WITS BASIN PRECIOUS MINERALS INC.

By: /s/ Mark D Dacko
Name: Mark D Dacko
Title: CFO